Subsequent Events	9 Months Ended	12 Months Ended
	Dec. 31, 2015	Mar. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 10 – Subsequent Events

T-Rex LLC #3

In January 2016, the Company purchased 4 units of T-Rex Oil LLC #3 (“LLC#3”) membership interest and the Company was appointed its Manager. As a result, the Company holds a 16.67% equity interest in LLC#3 and the remaining 83.33% is held by an independent director of the Company.

T-Rex Oil LLC #3 is a Colorado limited liability company which owns 13,826 gross acres (10,000 net acres), including 15 producing wells in Natrona and Converse Counties in Wyoming, currently producing approximately 60 net barrels of oil per day.

Related Party Convertible Notes
On January 14, 2016, the Company issued secured convertible promissory notes (“Notes”) to two of its directors in exchange for a total of $100,000 in cash or $50,000 per director. The Notes mature on September 30, 2016 with an interest of rate of 5% per annum,. The Notes are convertible into shares of the Compnay’s restricted common stock at a exercise price to be determined by the average consecutive daily trade closing price less 30%. The Notes are secured by the Company’s equity interest in LLC#3.

Note 12 – Subsequent Events

In April 2015, the Company took receipt of a Subscription Agreement to sell up to 2,500,000 shares of its restricted common stock pursuant to Regulation S of the Securities Act in exchange for funds total $6,020,000. At June 30, 2014, a total of $800,000 had been received under such Subscription Agreement for a total of 372,094 shares of restricted common stock.